Exhibit 10.2

Execution Version

LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT

THIS LIMITED WAIVER AND CONSENT TO CREDIT AGREEMENT (this “Waiver”) dated as of August 10, 2021 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Credit Agreement”);

WHEREAS, on November 15, 2020, the Borrower, the Agent, and Lenders constituting Required Lenders entered into the Fifth Amendment pursuant to which (i) the parties thereto amended certain provisions of the Credit Agreement and (ii) the Required Lenders granted the Borrower the Requested Waiver (as such term is defined in the Fifth Amendment) on the terms set forth in the Fifth Amendment in respect of the Specified Events of Default (as such term is defined in the Fifth Amendment);

WHEREAS, on December 31, 2020, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to January 31, 2021, on the terms and conditions set forth therein;

WHEREAS, on January 31, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to February 21, 2021, on the terms and conditions set forth therein;

WHEREAS, on February 21, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to March 10, 2021, on the terms and conditions set forth therein;

WHEREAS, on March 10, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to March 31, 2021, on the terms and conditions set forth therein;

WHEREAS, on March 31, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to April 19, 2021, on the terms and conditions set forth therein;

WHEREAS, on April 19, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to May 10, 2021, on the terms and conditions set forth therein;

WHEREAS, on May 10, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to June 7, 2021, on the terms and conditions set forth therein;

WHEREAS, on June 7, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to July 8, 2021, on the terms and conditions set forth therein;

WHEREAS, on July 8, 2021, the Borrower, Lenders constituting Required Lenders and the Agent entered into that certain Limited Waiver and Consent to Credit Agreement pursuant to which the Required Lenders extended the Requested Waiver to August 10, 2021, on the terms and conditions set forth therein;

WHEREAS, the Borrower has requested that the Lenders party hereto (constituting Required Lenders) and the Agent further extend the Requested Waiver to August 31, 2021, on the terms and for the period set forth herein;

WHEREAS, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to extend the Requested Waiver as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.	Incorporation of Terms. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

2.	Representations and Warranties. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document on and as of the date hereof (other than the Specified Events of Default subject to the Requested Waiver), and (ii) after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.	Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 4 of this Waiver, Agent and the Lenders party hereto hereby grant an extension to the Requested Waiver through August 31, 2021 (subject to further extension as may be granted as set forth below); provided, that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of (i) any breach, Default or Event of Default other than as specifically waived herein, or (ii) any breach, Default or Event of Default of which Agent or any of the Lenders have not been informed by any Loan Party, (b) affect the right of Agent or any of the Lenders to demand strict compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement or the Loan Documents, or (d) diminish, prejudice or waive any of Agent’s or any Lender’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and Agent and each of the Lenders hereby reserve all of such rights and remedies. It is understood and agreed that the Requested Waiver is temporary and shall expire on August 31, 2021 unless further extended by the Agent (at the direction of the Required Lenders in their sole discretion). Upon the expiration of the Requested Waiver, the Specified Events of Defaults shall constitute an immediate Event of Default under the Credit Agreement. For the avoidance of doubt and notwithstanding anything herein to the contrary, during the period in which the Requested Waiver is in effect, to the extent any provision of the Credit Agreement or any other Loan Document is qualified by, or requires the absence of, any Default or Event of Default, a Default or Event of Default shall be deemed to have occurred for purposes of such provisions as a result of the Specified Events of Default notwithstanding the Requested Waiver.

4.	Conditions to Effectiveness. This Waiver shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):

a.	This Waiver shall have been duly executed and delivered by the Borrower, the other Loan Parties, the Agent, and the Required Lenders, and the Agent shall have received evidence thereof.

b.	The Agent shall have received a duly executed and effective Amendment to Fourth Amendment to Third Amended and Restated Credit Agreement Side Letter, dated as of the date hereof, by and among the Borrower, the Agent and the Lenders party thereto (the “Side Letter Amendment”).

c.	All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan Parties of this Waiver and the other Loan Documents shall have been duly and effectively taken.

d.	After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing.

e.	The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) and the KKR Representative (including those of King & Spalding LLP and Province Inc.) due and payable on or prior to the date hereof, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the date hereof.

5.	Binding Effect. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

6.	Reaffirmation of Obligations. The Borrower and each Guarantor hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

7.	Loan Document. This Waiver shall constitute a Loan Document under the terms of the Credit Agreement.

8.	Multiple Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Waiver.

9.	Governing Law. THIS WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10.	Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

11.	Agent Authorization. Each of the undersigned Lenders hereby authorizes and directs Agent to execute and deliver this Waiver on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Waiver.

IN WITNESS WHEREOF, this Waiver has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

SBG FM, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

The Basketball Marketing Company, Inc.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

GAIAM BRAND HOLDCO, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Lorraine DiSanto
Name: Lorraine DiSanto
Title: Chief Financial Officer

[Signature Page to Limited Waiver and Consent]

wilmington trust, national association, as Agent

By:	/s/ David Bergstrom
Name: David Bergstrom
Title: Vice President

[Signature Page to Limited Waiver and Consent]

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DARBY CREEK LLC

By:	/s/Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/Jessica Woolf
Name: Jessica Woolf
Title: Authorized Signatory

[Signature Page to Limited Waiver and Consent]